The AFL-CIO Housing Investment Trust (HIT) is a $6.9 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

The HIT has 40 years of success in impact investing—generating competitive returns for eligible investors while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country. Since inception, the HIT has created the following impacts:

$48.0 billion total economic impact*

Invested or allocated $11.1 billion nationally since inception in 1984, financed 615 projects in 31 states and the District of Columbia
Created over 209.4 million hours of union construction labor	Generated 239,226 total jobs in communities across the U.S.	$22.4 billion in total development investment	Produced 130,339 housing and healthcare units nationwide, with 67% of the housing units affordable or workforce housing

$20.4 billion in wages and benefits*

$10.5 billion for construction workers	$9.9 billion of other wages and benefits

continued

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Trades Impact	SEPTEMBER 2024

Work Generated for

[Trade Type]

Since Inception (1984–Present)*

Trade	Estimated Hours Worked
[Trade Type]	xxx,xxx,xxx
Total All Trades	209,406,500

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com